                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest event reported)  December 26, 1997
                                                  (December 11, 1997)
                                                  -------------------


                           WESTERN POWER & EQUIPMENT CORP.


     Delaware                      0-26230                  91-1688446
------------------            -----------------        --------------------
(State or other               (Commission File            (IRS Employer
jurisdiction of                  Number)                Identification No.)
incorporation)



                4601 N.E. 77th Ave., Suite 200, Vancouver, WA  98662
                ----------------------------------------------------
                      (Address of principal executive offices)


                                   (360)253-2346
                 --------------------------------------------------
                 Registrant's telephone number, including area code



            ------------------------------------------------------------
           (Former name or former address, if changed since last report)


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ITEM 1 - ACQUISITION OF ASSETS

     Pursuant to the terms of an Asset Purchase Agreement, dated December 11, 1997 (the "Purchase Agreement") by and among the Company's wholly-owned subsidiary, Western Power & Equipment Corp., an Oregon Corporation ("WPE"), as Purchaser, Case Corporation, as Seller ("Case"), McLain-Rubin Realty Company III, LLC ("MRR III"), as purchaser of certain real estate, substantially all of the operating assets used by Case in connection with its business of servicing and distributing agricultural equipment at a distribution facility located in Yuba City, California were sold to WPE by Case. The real property and improvements used in connection with the Yuba City operation and upon which the Yuba City operation is located, are being sold to MRR III under the terms of a separate real property purchase and sale agreement. MRR III is a Delaware limited liability company the owners of which are Messrs. C. Dean McLain, the President and a director of the Company and WPE, and Robert M. Rubin, the Chairman and a director of the Company and WPE.

     The purchase price was an aggregate of $1,945,000, of which approximately $132,000 was paid in cash (and by previous deposit) at closing, consisting of approximately $1,427,000 for equipment inventory, $383,000 for parts inventories, $38,000 for fixed assets, $64,000 for accounts receivable, and $33,000 for other assets. MRR III acquired the real property and improvements used in connection with and upon which the Yuba City operation is located for $450,000 via promissory note from MRR III to Case with a 12 month term.

     The majority of the purchase price was financed by WPE through various promissory notes to Case dated December 11, 1997. The promissory notes are generally non interest bearing for a short period (ranging from three to ten months) and then, if not paid in full bear interest at prime plus two percent. The promissory notes carry repayment terms ranging from three equal monthly payments to over one year. All of the notes are cross-collateralized and secured by all the assets acquired in the Yuba City purchase.

Subsequent to the closing of the Yuba City acquisition, WPE entered into lease agreement with MRR III for the Yuba City facility as follows (Note that the lease is a net lease with payment of insurance, property taxes and maintenance costs by WPE):

                                   Expiration     Initial        Purchase
Location                 Lessor    Date           Annual Rental  Option
--------                 ------    ----------     -------------  --------
3199 East Onstott Road
Yuba City, CA 95991      MRR III   12/10/17       $54,000        No
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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS

     None.

(b)  EXHIBITS

DESCRIPTION OF DOCUMENT

10.1 Asset Purchase Agreement, dated December 11, 1997, among Case Corporation, McLain-Rubin Realty Company III, L.L.C., and Western Power & Equipment Corp. [To be filed by amendment].

10.2 Security Agreement, dated December 11, 1997, made by Western Power & Equipment in favor of Case Corporation to secure payment for and collateralized by all assets acquired by Western Power & Equipment Corp. from Case Corporation. [To be filed by amendment].

                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   WESTERN POWER & EQUIPMENT CORP.
                                             (Registrant)



Dated: December 26, 1997           By:  /s/  Mark J. Wright
                                        -----------------------------------
                                   Mark J. Wright
                                        Vice President, Chief Accounting and
                                   Chief Financial Officer